UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2011

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

Explanatory Note

This Current Report on Form 8-K/A, Amendment No. 1 (the “Amendment”), amends Item 4.02 of the Current Report on Form 8-K filed by Valley Forge Composite Technologies, Inc. (the “Company”) on November 3, 2011 (the “Original Form 8-K”).  The Original Form 8-K was filed to report that the consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2010 (“2010 Third Quarter Form 10-Q”) contained an error in the timing of revenue recognition related to the shipment of certain products scheduled to be shipped in September 2010 but not actually shipped until October 2010, and did not include an expense for the September 2010 portion of option compensation for options that vested on January 1, 2011, and should no longer be relied upon.  The Company also reported that it would file an amended 2010 Third Quarter Form 10-Q.  Subsequently, the Company determined that it would be more useful to stockholders to include amended and restated consolidated financial statements for the fiscal period ended September 30, 2010 in the Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2011 rather than filing an amended 2010 Third Quarter Form 10-Q.  No other changes are being made to the Original Form 8-K.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, on October 28, 2011, in connection with reviewing the Company’s financial information for the fiscal period ended September 30, 2011 and performing a comparative quarter to quarter analysis, the management of the Company determined that the 2010 Third Quarter Form 10-Q errors could be considered material, for comparative purposes, and determined that the Company’s consolidated financial statements in the 2010 Third Quarter Form 10-Q should no longer be relied upon.  The Company will include amended and restated consolidated financial statements for the fiscal period ended September 30, 2010 in the Quarterly Report on Form 10-Q for the fiscal period ended September 30, 2011.

This matter has been discussed by management with Mountjoy Chilton Medley LLP (“MCM”), which has also been provided with a copy of this Form 8-K/A.  A letter addressed to the Securities and Exchange Commission from MCM indicating that MCM agrees with the statements made in this Form 8-K/A in response to this Item 4.02 is attached as Exhibit 7.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.            Description
7.1	Letter, dated November 14, 2011, from Mountjoy Chilton Medley LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: November 14, 2011	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Executive Officer, President, Secretary, Treasurer, and Authorized Officer